Exhibit 10.3

FORM OF

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of [•], 2015 (this “Agreement”), is made by and among (i) THL Black Knight I Holding Corp. (“THL Blocker I”), (ii) THL Investors Black Knight I Holding Corp. (“THL Blocker II” and, together with THL Blocker I, the “THL Blockers”), (iii) the stockholders of THL Blocker I, as set forth on Schedule I hereto (the “THL Blocker I Stockholders”), (iv) the stockholders of THL Blocker II, as set forth on Schedule II hereto (the “THL Blocker II Stockholders” and, together with the THL Blocker I Stockholders, the “THL Blocker Stockholders”), and (v) Black Knight Financial Services, Inc., a Delaware corporation (the “Company”).

WHEREAS, the THL Blockers collectively hold 32,700,000 class A units (the “Class A Units”) of Black Knight Financial Services, LLC, a Delaware limited liability company (“BKFS LLC”);

WHEREAS, the Company intends to undertake an initial public offering (the “IPO”) of its shares of class A common stock, par value $0.0001 per share (the “Class A Common Stock”);

WHEREAS, simultaneous with and in connection with the closing of the IPO, the parties hereto desire that each of the THL Blockers be simultaneously merged with and into the Company (the “Mergers”), with the Company as the surviving corporation in the Mergers, in exchange for which, the THL Blocker Stockholders shall each receive (i) shares of Class A Common Stock, as set forth on Schedule III hereto, and (ii) a cash payment in the applicable amounts set forth on Schedule IV hereto;

WHEREAS, the Mergers shall become effective upon the filing of a certificate of merger, executed in accordance with the relevant provisions of the General Corporation Law of the State of Delaware (the “DGCL”), substantially in the form attached hereto as Exhibit A (the “Certificate of Merger”), or at such later time as is agreed to by the parties hereto and specified in the Certificate of Merger;

WHEREAS, the respective boards of directors of each of the Company and the THL Blockers (as applicable) have approved and declared advisable this Agreement and the Mergers (as applicable), on the terms and subject to the conditions provided for in this Agreement;

WHEREAS, for federal income tax purposes, it is intended that each Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, and that this Agreement constitutes a plan of reorganization; and

WHEREAS, immediately following the execution and delivery of this Agreement and prior to the Mergers, a written consent approving this Agreement shall be executed and delivered by each of (i) Black Knight Holdings, Inc., a Delaware corporation (“BKHI”) as the sole stockholder of the Company, (ii) each of the THL

Blocker I Stockholders, each in its capacity as a stockholder of THL Blocker I, and (iii) each of the THL Blocker II Stockholders, each in its capacity as a stockholder of THL Blocker II (the approval referred to in clause (i) is referred to herein as the “Company Approval” and the approvals referred to in clauses (ii) to (iii) are referred to herein as the “THL Blocker I Approval” and the “THL Blocker II Approval”, respectively).

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the THL Blockers, the THL Blocker Stockholders and the Company hereby agree as follows:

ARTICLE I

The Mergers

Section 1.1. The Mergers. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time (as defined below) each of THL Blocker I and THL Blocker II shall be merged with and into the Company, and the separate corporate existence of each of THL Blocker I and THL Blocker II shall thereupon cease, and the Company shall be the surviving corporation in the Mergers (the “Surviving Corporation”).

Section 1.2. Closing. The closing of the Mergers (the “Closing”) shall take place at 10:00 a.m. (New York City time) on the date of the satisfaction or waiver of the conditions to closing set forth in Article V (the “Closing Date”), at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, unless another time, date or place is agreed to by the parties hereto.

Section 1.3. Effective Time. Subject to the provisions of this Agreement, as soon as practicable on the Closing Date the parties shall file with the Secretary of State of the State of Delaware the Certificate of Merger. The Mergers shall become effective upon the filing of the Certificate of Merger or at such later time as is agreed to by the parties hereto and specified in the Certificate of Merger (the time at which the Mergers become effective is herein referred to as the “Effective Time”). The Effective Time shall be simultaneous with the closing of the IPO.

Section 1.4. Effects of the Mergers. The Mergers shall have the effects set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company, THL Blocker I and THL Blocker II shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company, THL Blocker I and THL Blocker II shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.5. Certificate of Incorporation and Bylaws of the Surviving Corporation.

(a) The certificate of incorporation of the Company, as in effect immediately prior to the Effective Time (the “Certificate of Incorporation”), shall be amended and restated in substantially the form attached hereto as Exhibit B (the “Amended and Restated Certificate of Incorporation”).

(b) The Amended and Restated Certificate of Incorporation shall be effective as of the Effective Time and shall be the certificate of incorporation of the Surviving Corporation as of the Effective Time until thereafter amended as provided therein or by applicable law.

(c) The bylaws of the Company, as in effect immediately prior to the Effective Time (the “Bylaws”), shall be amended and restated in substantially the form attached hereto as Exhibit C (the “Amended and Restated Bylaws”).

(d) The Amended and Restated Bylaws shall be effective as of the Effective time and shall be the bylaws of the Surviving Corporation as of the Effective Time until thereafter amended as provided therein or by applicable law.

Section 1.6. Directors and Officers of the Surviving Corporation.

(a) The directors of the Company immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately following the Effective Time, to serve as such until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Surviving Corporation.

(b) The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation until their respective successors are duly appointed and qualified or their earlier death, resignation or removal in accordance with the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Surviving Corporation.

ARTICLE II

Effect of the Merger on the Capital Stock of the

Constituent Corporations

Section 2.1. Effect on Capital Stock.

(a) Stock of THL Blocker I and THL Blocker II. At the Effective Time, by virtue of the Mergers and without any action on the part of any person, all of the issued and outstanding shares of (i) common stock, par value $0.01 per share, of THL Blocker I (the “THL Blocker I Common Stock”), and (ii) common stock, par value $0.01 per share, of THL Blocker II (the “THL Blocker II Common Stock”), shall together be converted into the right to receive an aggregate of 17,250,000 validly issued, fully paid and nonassessable shares of Class A Common Stock and an aggregate amount of $17,250,000 in cash (the “Conversion”) and, effective immediately following such conversion, the Surviving Corporation shall issue to each of the THL Blocker I Stockholders and the THL Blocker II Stockholders, the number of shares of Class A Common Stock as set forth on Schedule III hereto, together with a cash payment in the applicable amounts set forth on Schedule IV hereto.

(b) Stock of the Company. . At the Effective Time, by virtue of the Mergers and without any action on the part of any person, each share of capital stock of the Company issued and outstanding and held by BKHI prior to the Effective Time shall be cancelled in exchange for no consideration.

ARTICLE III

Representations and Warranties of the Company

The Company represents and warrants to each of the THL Blockers and each of the THL Blocker Stockholders as follows:

Section 3.1. Organization, Standing and Corporate Power.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

Section 3.2. Authority; Noncontravention; Voting Requirements.

(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Company Approval, to perform its obligations hereunder and to consummate the Mergers. The execution, delivery and performance by the Company of this Agreement, and the consummation of the Mergers, have been duly authorized and approved by its board of directors, and except for obtaining the Company Approval for the adoption of this Agreement, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by it of the Mergers. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Mergers, nor compliance by the Company with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the Certificate of Incorporation or Bylaws or (ii) violate any law, judgment, writ or injunction of any governmental authority applicable to the Company or any of its properties or assets. Except for the Company Approval, no consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or governmental body is required on the part of the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

Section 3.3. Issuance of Class A Common Stock; Capitalization of the Surviving Corporation. At the Effective Time, the Class A Common Stock to be issued upon the closing of the Mergers will be duly authorized and, when issued to the THL Blocker I Stockholders and the THL Blocker II Stockholders as contemplated by this Agreement, will be validly issued, fully paid and nonassessable. After giving effect to the Mergers and the IPO, the capitalization of the Surviving Corporation will be as set forth in the prospectus filed by the Company with the Securities and Exchange Commission with respect to the IPO.

ARTICLE IV

Representations and Warranties of the THL Blockers and the THL Blocker Stockholders

(1) The THL Blocker I Stockholders, (a) jointly and severally, solely with respect to THL Blocker I, and (b) severally, solely with respect to each such THL Blocker I Stockholder, and (2) the THL Blocker II Stockholders, (a) jointly and severally, solely with respect to THL Blocker II, and (b) severally, solely with respect to each such THL Blocker II Stockholder (collectively, the “Responsible Stockholders”), hereby represent and warrant to the Company as follows:

Section 4.1. Organization, Standing and Corporate Power.

(a) Each of THL Blocker I and THL Blocker II is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(b) Each of the Responsible Stockholders is a limited partnerships or limited liability company (as applicable) duly organized, validly existing and in good standing under the laws of its states of incorporation and each such Responsible Stockholder has all requisite limited partnership or limited liability power and authority (as applicable) to enter into this Agreement and to consummate the transactions contemplated hereby.

Section 4.2. Authority of THL Blocker I and THL Blocker II; Noncontravention.

(a) Each of the THL Blockers has all necessary corporate power and authority to execute and deliver this Agreement and, subject to obtaining the THL Blocker I Approval and the THL Blocker II Approval (as applicable), to perform its respective obligations hereunder and to consummate the Mergers. The execution, delivery and performance by the each of THL Blockers of this Agreement, and the consummation of the Mergers, have been duly authorized and approved by their respective boards of directors, and except for obtaining the THL Blocker I Approval and the THL Blocker II Approval (as applicable) for the adoption of this Agreement, no other corporate action on the part of the THL Blockers is necessary to authorize the execution, delivery and performance by THL Blocker I or THL Blocker II of this Agreement and the consummation by such THL Blocker’s portion of the Mergers. This Agreement has been duly executed and delivered by each of the THL Blockers and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of each of THL Blocker, enforceable against each of the THL Blockers in accordance with its terms, except that such enforceability may be limited by the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement by any of the THL Blockers nor the consummation by the THL Blockers of the Mergers, nor compliance by the THL Blockers with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the respective certificates of incorporation or bylaws of the THL Blockers or (ii) violate any law, judgment, writ or injunction of any governmental authority applicable to the THL Blockers or any of their respective properties or assets. Except for the THL Blocker I Approval or the THL Blocker II Approval (as applicable), no consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or governmental body is required on the part of the THL Blockers in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

Section 4.3. Stockholder Authority; Noncontravention.

(a) Such Responsible Stockholder has all necessary corporate, limited partnership or limited liability company power and authority (as applicable) to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Responsible Stockholder of this Agreement has been duly authorized and approved by its respective general partners or members (as applicable) and no other action on the part of such general partners or members (as applicable) is necessary to authorize the execution, delivery and performance by such Responsible Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Responsible Stockholder and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of such Responsible Stockholder, enforceable against such Responsible Stockholder in accordance with its terms, except that such enforceability may be limited by the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement by such Responsible Stockholder nor compliance by such Responsible Stockholder with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the respective limited partnership agreements or limited liability company agreement (as applicable) of such Responsible Stockholder or (ii) violate any law, judgment, writ or injunction of any governmental authority applicable to such Responsible Stockholder or any of its respective properties or assets. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or governmental body is required on the part of such Responsible Stockholder in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

Section 4.4. Capitalization.

(a) The authorized capital stock of THL Blocker I consists of 1,000 shares of THL Blocker I Common Stock. As of the date hereof, there are, and as of the Closing Date, there will be, 1,000 shares of THL Blocker I Common Stock issued and outstanding, all of which are owned of record and beneficially by the THL Blocker I Stockholders, and no shares of THL Blocker I Common Stock are held by THL Blocker I as treasury stock. All of the issued and outstanding shares of THL Blocker I Common Stock were duly authorized for issuance and are validly issued, fully paid and non-assessable.

(b) Except as set forth in Section 4.4(a) above, THL Blocker I has no authorized, issued and outstanding or reserved capital stock and there is no existing option, warrant, call, right, or contract of any character to which THL Blocker I is a party requiring, and there are no securities of THL Blocker I outstanding which upon conversion or exchange would require, the issuance of any shares of capital stock of THL Blocker I or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock of THL Blocker I. THL Blocker I is not a party to any voting trust or other contract with respect to the voting, redemption, sale, transfer or other disposition of the THL Blocker I Common Stock.

(c) The authorized capital stock of THL Blocker II consists of 1,000 shares of THL Blocker II Common Stock. As of the date hereof, there are, and as of the Closing Date, there will be, 1,000 shares of THL Blocker II Common Stock issued and outstanding, all of which are owned of record and beneficially by the THL Blocker II Stockholders, and no shares of THL Blocker II Common Stock are held by THL Blocker II as treasury stock. All of the issued and outstanding shares of THL Blocker II Common Stock were duly authorized for issuance and are validly issued, fully paid and non-assessable.

(d) Except as set forth in Section 4.4(c) above, THL Blocker II has no authorized, issued and outstanding or reserved capital stock and there is no existing option, warrant, call, right, or contract of any character to which THL Blocker II is a party requiring, and there are no securities of THL Blocker II outstanding which upon conversion or exchange would require, the issuance of any shares of capital stock of THL Blocker II or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock of THL Blocker II. THL Blocker II is not a party to any voting trust or other contract with respect to the voting, redemption, sale, transfer or other disposition of the THL Blocker II Common Stock.

Section 4.5. Operations of the THL Blockers.

(a) THL Blocker I was formed solely for the purpose of holding membership interests in BKFS LLC and THL Blocker I has conducted no activities other than incident to holding membership interests in BKFS LLC. THL Blocker I has engaged in no business other than as set forth in this Section 4.5, has no material liabilities other than liabilities (including tax liabilities) arising incident to the holding of membership interests in BKFS LLC, and has conducted its operations solely as contemplated hereby.

(b) THL Blocker II was formed solely for the purpose of holding membership interests in BKFS LLC and THL Blocker II has conducted no activities other than incident to holding membership interests in BKFS LLC. THL Blocker II has engaged in no business other than as set forth in this Section 4.5, has no material liabilities other than liabilities (including tax liabilities) arising incident to the holding of membership interests in BKFS LLC, and has conducted its operations solely as contemplated hereby.

Section 4.6. Investment Intent and Eligibility. Each of the Responsible Stockholders are “accredited investors” within the meaning of Rule 501(a) under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) by the Securities and Exchange Commission. The Class A Common Stock to be acquired by the Responsible Stockholders pursuant to this Agreement is being acquired for each Responsible Stockholder’s own account, not as a nominee or agent for any other person and without a view to the distribution of such Class A Common Stock or any interest therein in violation of the Securities Act or any state securities laws.

ARTICLE V

Conditions Precedent

Section 5.1. Conditions to Each Party’s Obligation to Effect the Mergers. The respective obligations of each party hereto to effect the Mergers shall be subject to the satisfaction on or prior to the Closing Date of the following conditions:

(a) Company Approval. The Company Approval shall have been obtained in accordance with applicable law and the Certificate of Incorporation and the Bylaws.

(b) THL Blocker I Approval. The THL Blocker I Approval shall have been obtained in accordance with applicable law and the certificate of incorporation and bylaws of THL Blocker I.

(c) THL Blocker II Approval. The THL Blocker II Approval shall have been obtained in accordance with applicable law and the certificate of incorporation and bylaws of THL Blocker II.

(d) The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws shall be in effect.

ARTICLE VI

Miscellaneous

Section 6.1. Survival. The representations and warranties contained in this Agreement shall survive for a period of two (2) years following the date hereof.

Section 6.2. Entire Agreement. This Agreement and the other documents referred to herein represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.

Section 6.3. Amendments and Waivers. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 6.4. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as expressly contemplated by this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by any of the parties hereto without the prior written consent of the other parties and any attempted assignment without the required consents shall be void. No assignment of any obligations hereunder shall relieve the parties hereto of any such obligations.

Section 6.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

Section 6.6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), shall be governed by and construed in accordance with the internal laws of the State of Delaware. Any action against any party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Delaware, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any such action. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such action brought in such court or any defense of inconvenient forum for the maintenance of such action.

Section 6.7. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to any of the THL Blocker Stockholders or the THL Blockers, to:

c/o Thomas H. Lee Partners, L.P.

100 Federal Street, 35th Floor

Boston, MA 02110

Attention: Thomas M. Hagerty

Facsimile: (617) 227-5514

If to the Company, to:

Black Knight Financial Services, Inc.

601 Riverside Avenue

Jacksonville

Florida, FL 32204

Attention: Executive Vice President, General Counsel and Corporate Secretary

Facsimile: (904) 633-3055

or such other address or facsimile number as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 P.M. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 6.8. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement and as of the date first written above.

BLACK KNIGHT FINANCIAL SERVICES, INC.

By:
Name:
Title:

THL BLACK KNIGHT I HOLDING CORP.

By:
Name:
Title:

THL INVESTORS BLACK KNIGHT I HOLDING CORP.

By:
Name:
Title:

[SIGNATURE PAGE TO MERGER AGREEMENT]

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:
Name:
Title:

THOMAS H. LEE PARALLEL FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:
Name:
Title:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:
Name:
Title:

GREAT-WEST INVESTORS L.P.

By: Great-West Investors GP Inc., its General Partner
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:
Name:
Title:

THL COINVESTMENT PARTNERS L.P.

By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:
Name:
Title:

THL OPERATING PARTNERS, L.P.

By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC

By: Putnam Investments Holdings, LLC, Its Managing Member
By: Putnam Investments, LLC, Its Managing Member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (BKFS), L.P.

By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (BKFS) II, L.P.

By: THL Equity Advisors VI, LLC, its manager
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:
Name:
Title:

EXHIBIT A

Form of Certificate of Merger

See attached.

EXHIBIT B

Amended and Restated Certificate of Incorporation

See attached.

EXHIBIT C

Amended and Restated Bylaws

See attached.

SCHEDULE I

The THL Blocker I Stockholders

1.	Thomas H. Lee Equity Fund VI, L.P.

2.	Thomas H. Lee Parallel Fund VI, L.P.

3.	Thomas H. Lee Parallel (DT) Fund VI, L.P.

4.	Great-West Investors L.P.

5.	THL Coinvestment Partners L.P.

6.	THL Operating Partners, L.P.

7.	Putnam Investments Employees’ Securities Company III LLC

SCHEDULE II

The THL Blocker II Stockholders

1.	THL Equity Fund VI Investors (BKFS), L.P.

2.	THL Equity Fund VI Investors (BKFS) II, L.P.

SCHEDULE III

The Issuance of Shares of Class A Common Stock to the THL Blocker Stockholders

THL Blocker Stockholder	Number of Shares of Class A Common Stock to be Received in the Mergers
THL Blocker I Stockholders
1. Thomas H. Lee Equity Fund VI, L.P.	[	•]
2. Thomas H. Lee Parallel Fund VI, L.P.	[	•]
3. Thomas H. Lee Parallel (DT) Fund VI, L.P.	[	•]
4. Great-West Investors L.P.	[	•]
5. THL Coinvestment Partners L.P.	[	•]
6. THL Operating Partners, L.P.	[	•]
7. Putnam Investments Employees’ Securities Company III LLC	[	•]
THL Blocker II Stockholders
8. THL Equity Fund VI Investors (BKFS), L.P.	[	•]
9. THL Equity Fund VI Investors (BKFS) II, L.P.	[	•]

SCHEDULE IV

Cash Payment

THL Blocker Stockholder	Payment Amount
THL Blocker I Stockholders
1. Thomas H. Lee Equity Fund VI, L.P.	$4,948,707.40
2. Thomas H. Lee Parallel Fund VI, L.P.	$3,351,001.38
3. Thomas H. Lee Parallel (DT) Fund VI, L.P.	$585,352.64
4. Great-West Investors L.P.	$25,749.40
5. THL Coinvestment Partners L.P.	$162,344.31
6. THL Operating Partners, L.P.	$955.87
7. Putnam Investments Employees’ Securities Company III LLC	$25,659.64
THL Blocker II Stockholders
8. THL Equity Fund VI Investors (BKFS), L.P.	$5,011,467.89
9. THL Equity Fund VI Investors (BKFS) II, L.P.	$3,138,761.47